SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2000

                             YOUNETWORK CORPORATION
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                (Exact name of registrant as specified in charter

          Delaware                   0-252385                   13-399035
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(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)          Identification Number)

115 East 23rd Street, New York, New York                          10010
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (212) 387-0310

          (Former name or former address, if changed since last report)
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                       INFORMATION INCLUDED IN THIS REPORT

ITEMS 1 THROUGH 3, 5 THROUGH 9 NOT APPLICABLE.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (a) Mahoney Cohen & Company, CPA, P.C. who was previously engaged as the principal accountant to audit the Registrant's financial statements, was dismissed on October 4, 2000, by unanimous consent of the board of directors in favor of retaining Deloitte & Touche LLP. The following information is set forth pursuant to Regulation S-K of the Securities Act of 1933 (the "Act"):

      (i) Mahoney Cohen & Company, CPA, P.C.'s report on the financial statements of the Registrant for the year-end (December 31, 1999 and December 31, 1998) contained no adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope, or accounting principles but included an explanatory paragraph noting an uncertainty over the Registrant's ability to continue as a going concern;

      (ii) The decision to change accountants was recommended and approved by the board of directors of the Registrant;

      (iii) From the date the Registrant commenced operations (January 14, 1998) through any subsequent interim period preceding the dismissal there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      (iv) The Registrant has requested Mahoney Cohen & Company, CPA, P.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter will be filed as Exhibit 16.1 to this Form 8-K after its receipt.

INDEX TO EXHIBITS

Exhibit Description

16.1 Mahoney Cohen & Company, CPA, P.C. Letter dated October 4, 2000 in response to Item 4 (a) (i), Item 4 (a) (ii) and Item 4 (a) (iii) of this Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         YOUNETWORK CORPORATION

                                         By:  /s/ Don Senerath

                                         Don Senerath, Chief Executive Officer &
                                            Chief Financial Officer

Dated: October 4, 2000